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                                                                    EXHIBIT 99.1





                  AMENDMENT TO STANDSTILL AGREEMENT AND CONSENT


         This Amendment to Standstill Agreement and Consent, dated as of February 6, 1998 ("AMENDMENT"), among BGLS INC., a Delaware corporation (the "COMPANY"), AIF II, L.P., a Delaware limited partnership ("AIF II") and ARTEMIS AMERICA PARTNERSHIP, a Delaware partnership (as successor to Artemis America LLC, a Delaware limited liability company) (collectively with AIF II, the "REMAINING PARTICIPATING HOLDERS") amends the Standstill Agreement and Consent among the Company, the Remaining Participating Holders and TORTOISE CORP., a New York corporation ("TORTOISE") dated as of August 28, 1997 (the "STANDSTILL AGREEMENT"). Capitalized terms not otherwise defined herein shall have the meanings specified in the Standstill Agreement.

         WHEREAS, Tortoise has made a July Interest Amount Demand with respect to Tortoise's pro rata share of the July Interest Amount and has requested that the Company make all future interest payments to Tortoise in accordance with the terms of the Indenture;

         WHEREAS, Tortoise has also requested that it no longer be subject to the Standstill Agreement or a party to further amendments to the Standstill Agreement;

         WHEREAS, the Company has agreed to make such interest payments to Tortoise and release Tortoise from the Standstill Agreement;

         WHEREAS, the Company has requested that the Remaining Participating Holders extend the termination date of the Standstill Agreement and agree to the release of Tortoise from the Standstill Agreement; and

         WHEREAS, the Remaining Participating Holders have agreed to such an extension and release on the terms and conditions contained in this Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreement of the parties contained in this Amendment, the parties hereto agree as follows:

         1. RELEASE OF TORTOISE FROM STANDSTILL AGREEMENT. The Company and the Remaining Participating Holders hereby agree that Tortoise shall be released from its obligations under the Standstill Agreement.

         2. AMENDMENT TO SECTION 7. Section 7 of the Standstill Agreement is hereby amended by deleting the date "February 6, 1998" contained in clause (iv) of such section and replacing it with the date "March 2, 1998".

         3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective upon the execution and delivery of this Amendment by the Company and each of the Remaining Participating Holders.

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         4. ABSENCE OF WAIVER. The parties hereto agree that, except to the extent expressly set forth herein, nothing contained herein shall be deemed to:

         (a)  be a consent to, or waiver of, any Default or Event of Default;

         (b) prejudice any right or remedy which any of the Remaining Participating Holders may now have or may in the future have under the Indenture, the Series B Securities or otherwise, including, without limitation, any right or remedy resulting from any Default or Event of Default; or

         (c) constitute a waiver of the rights of any of the Remaining Participating Holders under Section 2.12 of the Indenture.

         5. REPRESENTATIONS. Each party hereto hereby represents and warrants to the other parties that:

         (a) such party is a corporation or partnership, as applicable, duly organized, validly existing, and in good standing under the laws of the state of its incorporation or formation, as applicable;

         (b) the execution, delivery and performance of this Amendment by such party is within its corporate or partnership powers, as applicable, has been duly authorized by all necessary corporate or partnership action, as applicable, has received all necessary consents and approvals (if any shall be required), and does not and will not contravene or conflict with any provisions of law or of the charter or by-laws, or partnership agreement, as applicable, of such party or of any material agreement binding upon such party or its property; and

         (c) upon its effectiveness under Section 3, this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms.

In addition, the Company represents and warrants that to the best of its knowledge, except as set forth in the Standstill Agreement no Default or Event of Default under the Indenture has occurred and is continuing.

         6. CONTINUING EFFECT, ETC. Except as expressly provided herein, the Company hereby agrees that the Standstill Agreement, the Indenture and the Series B Securities, shall continue unchanged and in full force and effect, and all rights, powers and remedies of the Remaining Participating Holders thereunder and under applicable law are hereby expressly reserved.




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         7. EXPENSES.

         (a) The Company hereby agrees to reimburse each of the Remaining Participating Holders for their reasonable attorneys fees and expenses incurred in connection with this Amendment.

         (b) The Company agrees that an actual or threatened or potential claim, action, suit or proceeding against or affecting an Indemnitee (as defined in the Exchange Agreement dated as of November 21, 1995 among inter alia the Company and the Remaining Participating Holders) that at any time results from, relates to or arises out of the execution, delivery or performance by the Remaining Participating Holders of this Amendment is deemed to be an Indemnification Event (as defined in the Exchange Agreement).

         8. MISCELLANEOUS.

         (a) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

         (b) This Amendment shall be a contract made under and governed by the laws of the State of New York.

         (c) This Amendment shall be binding upon the Company, the Remaining Participating Holders and their respective successors and assigns, and shall inure to the benefit of the Company, the Remaining Participating Holders and their respective successors and assigns.





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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their duly authorized representatives as of the date first above written.

                                 BGLS INC.

                                 By       /s/ Richard J. Lampen
                                          ------------------------------------
                                          Name:    Richard J. Lampen
                                          Title:   Executive Vice President


                                 AIF II, L.P.


                                 By       APOLLO ADVISORS, L.P.
                                          Managing General Partner


                                 By       APOLLO CAPITAL MANAGEMENT, INC.
                                          General Partner


                                          By /s/ John J. Hannan
                                             ---------------------------------
                                             Name: John J. Hannan
                                             Title:


                                 ARTEMIS AMERICA PARTNERSHIP

                                 By       LION ADVISORS, L.P.
                                          Attorney-in-Fact

                                 By       LION CAPITAL MANAGEMENT, INC.
                                          General Partner

                                          By /s/ John J. Hannan
                                             ---------------------------------
                                             Name: John J. Hannan
                                             Title:

ACKNOWLEDGED, AGREED & CONSENTED TO
WITH RESPECT TO SECTION 7(b):


BROOKE GROUP LTD.


By /s/ Richard J. Lampen
   ---------------------------------------
   Name:   Richard J. Lampen
   Title:  Executive Vice President



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